UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

HealthLynked Corp.
(Exact name of registrant as specified in its charter)

Nevada	000- 55768	47-1634127
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1035 Collier Center Way Suite 3 Naples, FL 34110 (Address of principal executive offices)

+(239) 513-1992

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2020 (the “Effective Date”), HealthLynked Corp., a Nevada corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, MOD FL, LLC, a Florida limited liability company and wholly owned subsidiary of Buyer (“Merger Sub”), MedOfficeDirect L.L.C. (the “MOD”) and certain of the members of MOD. The Merger Agreement provided that the Merger Sub would merge with and into MOD, with MOD surviving as a wholly-owned subsidiary of the Company (the “Merger”).

As consideration for the Merger, the members of MOD are receiving consideration valued at up to $6,010,000, including (i) the issuance of an aggregate of 19,045,563 restricted shares of the Company’s common stock valued at to $2,704,470 upon the closing of the Merger (the “Closing Shares”), (ii) the issuance of an aggregate of up to 10,004,749 restricted shares of Buyer’s common stock valued at up to $2,602,330 over a four year period based on MOD achieving certain revenue targets as set forth in the Merger Agreement (the “Earnout Shares”), and (iii) the partial satisfaction of certain outstanding debt obligations of the Company in the amount of $703,200 in cash by the Buyer, in each case as set forth in the Merger Agreement (the “Merger Consideration”). Furthermore, each of the Company, the Merger Sub, MOD and the members of MOD party to the Merger Agreement have made customary representations and warranties and covenants in the Merger Agreement as of the Effective date, including indemnification for certain breaches of the Merger Agreement.

On the Effective Date, the Company and MOD completed the Merger by filing the Certificate of Merger with the Florida Department of State. As a result of the Merger, with MOD surviving as a wholly-owned subsidiary of the Company, the Company acquired all of the assets of MOD.

Dr. Michael Dent, the Chief Executive Officer and the Chairman of the Board of Directors of the Company, George O’Leary, the Chief Financial Officer and a director of the Company, and Robert Gasparini, a director of the Company, are members of MOD and are receiving Merger Consideration in connection with the Merger as follows: (1) Dr. Dent received 10,573,745 Closing Shares and may earn up to 5,554,452 additional Earnout Shares, (2) Mr. O’Leary received 1,130,213 Closing Shares and may earn up to 593,707 additional Earnout Shares, and (3) Mr. Gasparini received 99,437 Closing Shares and may earn up to 52,235 additional Earnout Shares.

The foregoing description of the Merger Agreement, the exhibits and schedules thereto does not purport to be complete, and is qualified in its entirety by reference to Exhibit 2.1, hereto, which is incorporated by reference herein.

The Merger Agreement is filed with this Current Report on Form 8-K to provide security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, MOD or any other party to the Merger Agreement.  The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders.  Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, MOD, the members of MOD or Merger Sub.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company offered and sold the shares of the Company’s common stock being issued as Merger Consideration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. Each of the members of MOD represented to the Company that each was an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. None of the Share Consideration has been registered under the Securities Act and comprises “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

Item 8.01. Other Events.

On October 20, 2020, the Company issued a press release with respect to, among other things, the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The financial statements of MOD required by Rule 3-05 of Regulation S-X in connection with the Merger will be filed by amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information. The pro forma financial information required by Article 11 of Regulation S-X in connection with the Merger will be filed by amendment to this Current Report on Form 8-K.

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	Location
2.1	Agreement and Plan of Merger	Filed herewith
99.1	Press release dated October 20, 2020	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: October 21, 2020	By:	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Chief Financial Officer

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